Exhibit 23.02
                                                                  1 of 3


                            INDEPENDENT AUDITORS' CONSENT


          To the Board of Directors and Shareholders
          United States Filter Corporation:

               We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.

                                             /s/  KPMG Peat Marwick LLP
                                                  KPMG Peat Marwick LLP

          Orange County, California
          January 8, 1997

                                                              Exhibit 23.02
                                                                  2 of 3


                            INDEPENDENT AUDITORS' CONSENT


          To the Board of Directors and Shareholders
          United States Filter Corporation:

               We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.

                                             /s/  KPMG Peat Marwick LLP
                                                  KPMG Peat Marwick LLP

          Chicago, Illinois
          January 8, 1997

                                                              Exhibit 23.02
                                                                  3 of 3


          CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS




          To the Board of Directors and Shareholders
          United Utilities PLC



          We consent to the use of our report dated 16 October 1996 relating to the aggregated financial statements of the United Utilities PLC Process Division as of 31 March 1996 and 1995 and for each of the years in the two year period ended 31 March 1996 and the reference to our firm under the heading "Independent Certified Public Accountants" in the prospectus to be dated 8 January 1997.



          /s/ KPMG Audit Plc
              KPMG Audit Plc
              Chartered Accountants                              Manchester
              Registered Auditors                            8 January 1997